Exhibit 10.3

November 5, 2017

SeaWorld Entertainment, Inc.

9205 South Park Center Loop, Suite 400

Orlando, FL 32819

Attn: Joel K. Manby

Ladies and Gentlemen:

In connection with that certain cooperation agreement, by and between SeaWorld Entertainment, Inc. (“SEAS”) and Hill Path, dated as of the date hereof (the “Cooperation Agreement”), SEAS agrees as follows:

1.

SEAS shall execute and deliver to Hill Path Capital LP (“Hill Path”) a registration rights agreement (the “RRA”) in the form attached to this letter agreement (together with any changes as may be mutually agreed by SEAS and Hill Path) at such time as (a) the board of directors of SEAS (the “Board”) determines (pursuant to a resolution approved by a majority of the members of the Board other than the Designee (as defined in the Cooperation Agreement) and those members of the Board designated by Sun Wise (UK) Co., LTD (“ZHG”) in its sole and absolute discretion (such determination not subject to any challenge or objection by Hill Path)) that the consent of ZHG is not required before SEAS enters into the RRA, provided that SEAS will not have any obligation to enter into such agreement if ZHG has asserted in connection with the Board’s consideration of whether consent is required that such consent is required; (b) the written consent of ZHG to enter into the RRA has been obtained, provided such consent does not include any conditions, restrictions or qualifications that would prevent the execution by the Company of the RRA or otherwise adversely affect the Company; or (c) ZHG informs SEAS in writing that consent to enter into the RRA is not required.  For the avoidance of doubt, (i) the Board will notify ZHG of any intention of SEAS to execute the RRA at least five (5) days prior to such execution and (ii) upon any request from Hill Path (which requests may not be delivered more than twice a year), the Board will (A) notify ZHG of such request and (B) determine whether or not such consent is required and inform Hill Path of such determination.

2.

Until such time as SEAS has offered to execute and deliver the RRA pursuant to paragraph 1 above, SEAS shall take such action as may be necessary to have two open periods (each, an “Open Period”) per fiscal year of no less than fourteen (14) consecutive days per period during which Insiders (as defined in SEAS Security Trading Policy (the “Trading Policy”)) may, subject to compliance with the securities laws of the United States and any requirements of the Trading Policy or any other contractual, legal or fiduciary duties applicable to such person, buy or sell Company securities.  Such Open Periods shall occur at least two (2) times within a calendar year and be separated by a period of at least 180 days within such calendar year.

This letter agreement and the obligations herein shall terminate immediately without any further action by the parties upon the date that is 90 days after the Designee (as defined in the Cooperation Agreement) is no longer a member of the Board. This letter agreement shall be governed by the laws of the state of Delaware, without giving effect to any conflicts of laws principles thereof, and shall be binding on each party’s successors and assigns.

Very truly yours,

Hill Path Capital LP

/s/ Scott I. Ross_____________________

Scott I. Ross

Exhibit 10.3

Agreed:

SeaWorld Entertainment, Inc.

By:/s/ Joel K. Manby______________________

Name: Joel K. Manby
Title: Chief Executive Officer and President

Exhibit A

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

by and between

SEAWORLD ENTERTAINMENT, INC.

and

HILL PATH CAPITAL LP

HILL PATH CAPITAL PARTNERS LP

HILL PATH CAPITAL CO-INVESTMENT PARTNERS LP

HILL PATH CAPITAL PARTNERS-H LP

HILL PATH CAPITAL PARTNERS CO-INVESTMENT E LP

HILL PATH CAPITAL PARTNERS CO-INVESTMENT E2 LP

HILL PATH CAPITAL PARTNERS CO-INVESTMENT S LP

HILL PATH CAPITAL PARTNERS GP LLC

HILL PATH CAPITAL PARTNERS E GP LLC

HILL PATH CAPITAL PARTNERS S GP LLC

HILL PATH INVESTMENT HOLDINGS LLC

HILL PATH HOLDINGS LLC

Dated as of [●]

Table of Contents

                                                                                                                        Page

Article I DEFINITIONS	1
Article II REGISTRATION RIGHTS	4
Section 2.1	Shelf Registration.4
Section 2.2	Restrictions.5
Section 2.3	Payment of Expenses for Underwritten Offerings6
Section 2.4	Selection of Agents6
Section 2.5	Additional Rights6
Article III PIGGYBACK REGISTRATIONS	7
Section 3.1	Right to Piggyback7
Section 3.2	Priority on Primary Registrations7
Section 3.3	Priority on Secondary Registrations7
Section 3.4	Priority on Secondary Registrations7
Section 3.5	Selection of Underwriters7
Article IV ADDITIONAL AGREEMENTS	8
Section 4.1	Holders’ Agreements8
Article V REGISTRATION PROCEDURES	8
Section 5.1	Company Obligations8
Article VI REGISTRATION EXPENSES	10
Section 6.1	The Company’s Expenses10
Article VII INDEMNIFICATION	10
Section 7.1	By the Company10
Section 7.2	By Each Holder of Registrable Securities11
Section 7.3	Procedure11
Section 7.4	Survival11
Article VIII CONTRIBUTION	12
Section 8.1	Contribution12
Section 8.2	Equitable Considerations; Etc12
Article IX COMPLIANCE WITH RULE 144 AND RULE 144A	12
Section 9.1	Compliance with Rule 144 and Rule 144A12
Article X PARTICIPATION IN UNDERWRITTEN REGISTRATIONS	12
Section 10.1	Participation in Underwritten Registrations12

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Table of Contents

(continued)

                                                                                                                                                  Page

Article XI MISCELLANEOUS	13
Section 11.1	Amendments and Waivers13
Section 11.2	Successors and Assigns13
Section 11.3	Descriptive Headings13
Section 11.4	Notices13
Section 11.5	GOVERNING LAW; MUTUAL WAIVER OF JURY TRIAL14
Section 11.6	Reproduction of Documents14
Section 11.7	Remedies14
Section 11.8	Further Assurances15
Section 11.9	No Presumption Against Drafter15
Section 11.10	Severability15
Section 11.11	Entire Agreement15
Section 11.12	Execution in Counterparts15
Section 11.13	Effectiveness15
Section 11.14	No Third Party Beneficiaries15
Section 11.15	Waiver of Certain Damages15
Section 11.16	Confidentiality16

-ii-

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], is by and between SeaWorld Entertainment, Inc., a Delaware corporation (the “Company”), and Hill Path Capital LP (“Hill Path”), a limited partnership organized under the laws of Delaware, Hill Path Capital Partners LP (“Hill Path Capital”), a Delaware limited partnership, Hill Path Capital Co-Investment Partners LP (“Hill Path Co-Investment”), a Delaware limited partnership, Hill Path Capital Partners-H LP (“Hill Path H”), a Delaware limited partnership, Hill Path Capital Partners Co-Investment E LP (“Hill Path E”), a Delaware limited partnership, Hill Path Capital Partners Co-Investment E2 LP (“Hill Path E2”), a Delaware limited partnership, Hill Path Capital Partners Co-Investment S LP (“Hill Path S”), a Delaware limited partnership, Hill Path Capital Partners GP LLC, a Delaware limited liability company, as the general partner of each of Hill Path Capital, Hill Path Co-Investment and Hill Path H, Hill Path Capital Partners E GP LLC, a Delaware limited liability company, as the general partner of each of Hill Path E and Hill Path E2, Hill Path Capital Partners S GP LLC, a Delaware limited liability company, as the general partner of Hill Path S, Hill Path Investment Holdings LLC, a Delaware limited liability company as the investment management of each of Hill Path, Hill Path Co-Investment, Hill Path H, Hill Path E, Hill Path E2 and Hill Path S, and Hill Path Holdings LLC, a Delaware limited liability company as the general partner of Hill Path (together, the “Hill Path Entities” and, individually, a “Hill Path Entity”) and any other parties that become party hereto as holders of Registrable Securities (as defined below) pursuant to Section 11.2.

RECITALS

WHEREAS, the Hill Path Entities have acquired beneficial ownership of [●]% Common Stock (as defined below) and prior to the execution of this Agreement, the Company and Hill Path entered into a Cooperation Agreement (as defined below) with the Company; and

WHEREAS, the Company has previously entered into a Registration Rights Agreement, dated as of March 24, 2017 (the “Sun Wise RRA”) between the Company and Sun Wise (UK) Co., LTD (“Sun Wise”), which agreement requires the Company to register, from time to time, certain shares of common stock of Sun Wise and its affiliates in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

DEFINITIONS

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

“Affiliate” means as to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.  For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” as defined in the Preamble.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day in New York, NY on which banking institutions are authorized by law or regulations to close.

“Commission” means the U.S. Securities and Exchange Commission and any successor agency performing comparable functions.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” as defined in the Preamble.

“Company Underwritten Offering Notice” as defined in Section 2.1(e)(i).

“Cooperation Agreement” means that certain Cooperation Agreement entered into between the Company and Hill Path dated as of November 5, 2017.

“Effective Date” as defined in Section 2.1(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Governmental Authority” means any regional, federal, state or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, political subdivision or other governmental authority or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

“Hill Path” as defined in the Preamble.

“Hill Path Capital” as defined in the Preamble.

“Hill Path Co-Investment” as defined in the Preamble.

“Hill Path E” as defined in the Preamble.

“Hill Path E2” as defined in the Preamble.

“Hill Path Entities” as defined in the Preamble together with any Permitted Transferee.

“Hill Path H” as defined in the Preamble.

“Hill Path Notice” as defined in Section 2.1(e).

“Hill Path S” as defined in the Preamble.

“Indemnified Party” as defined in Section 7.3.

“Indemnifying Party” as defined in Section 7.3.

“Open Period” as defined in Section 2.2(c).

“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary or any other legal entity, and any Governmental Authority.

“Permitted Transferee” means an Affiliate of Hill Path that is controlled by any Hill Path Entity, including any direct or indirect Subsidiary of any Hill Path Entity.

“Piggyback Registration” as defined in Section 3.1.

“Piggyback Registration Statement” as defined in Section 3.1.

“Registrable Securities” means all shares of Common Stock held by a Hill Path Entity and any securities into which such Common Stock may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company and any equity securities of the Company then outstanding which were issued or issuable as a dividend, stock split or other distribution with respect to or in replacement of Common Stock held by a Hill Path Entity (whether now held or hereafter acquired).  As to any Registrable Securities, such securities will cease to be Registrable Securities when: (i) the Shelf Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to the effective Shelf Registration Statement; (ii) such Registrable Securities shall have been sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act or pursuant to a Piggyback Registration; (iii) such Registrable Securities may be sold pursuant to Rule 144 (or any similar provision then in effect) without limitation thereunder on volume or manner of sale; (iv) such Registrable Securities cease to be outstanding, or (v) such Registrable Securities have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Expenses” as defined in Section 6.1.

“Required Information” as defined in Section 2.1(b).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto.

“Rule 144A” means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Securities Trading Policy” as defined in Section 2.2(c).

“Shelf Registration Statement” as defined in Section 2.1(a).

“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the total equity interests of such limited liability company, partnership, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to own, control or have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or member, or general partner, of such limited liability company, partnership, association or other business entity.

“Sun Wise” as defined in the Preamble.

“Sun Wise RRA” as defined in the Preamble.

“Sun Wise Stockholders Agreement” as defined in Section 2.5.

“Trading Blackout Period” means any period of time during which directors are required to suspend trading in the Company’s securities in accordance with the Company’s Securities Trading Policy.

“Underwritten Offering” means a public offering of securities registered under the Securities Act in which an underwriter participates in the distribution of such securities.

Article II

REGISTRATION RIGHTS

Section 2.1Shelf Registration.

(a)Subject to the terms of this Agreement, the Cooperation Agreement and the Sun Wise RRA, at any time following the date that is one day after the expiration of the Company’s advance notice period for the nomination of directors at the Company’s 2018 Annual Meeting of Stockholders, provided, that (i) Hill Path has not submitted any nominations for the election of directors in accordance with the Company’s advance notice period as set forth in the Company’s Second Amended and Restated Bylaws; (ii) the Company is eligible to use Form S-3 or similar short-form registration statement; and (iii) the Company is not subject to any restrictions by agreement with any underwriter, initial purchaser, dealer-manager, manager or broker relating to the offer and sale of Common Stock that would prevent or delay the filing or effectiveness of the Shelf Registration Statement (as defined below), the use of any prospectus forming any part of the Shelf Registration Statement or the offer or sale of Common Stock pursuant to any applicable registration statement, Hill Path shall be entitled to request that the Company file one shelf registration statement on Form S-3, which, if the Company is a well-known seasoned issuer, as defined by Securities Act Rule 405, at the time of the filing of such registration, shall be an automatic shelf registration statement, to register the resale of all or part of any Hill Path Entity’s Registrable Securities, pursuant to Securities Act Rule 415 (including the prospectus, amendments and supplements to the shelf registration statement or prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference, if any, in such shelf registration statement) (the “Shelf Registration Statement”) relating to the offer and sale by such Hill Path Entities from time to time of all or part of their Registrable Securities in accordance with the methods of distribution set forth in the Shelf Registration Statement and the limitations thereon contained in this Agreement.  Notwithstanding the foregoing, the Company shall have no obligation to file a Shelf Registration Statement under this Section 2.1(a) after the ninetieth (90th) day following such time as the Designee (as defined in the Cooperation Agreement) shall cease to be a member of the Board.

(b)In connection with the Shelf Registration Statement in which any of the Hill Path Entities is participating, each such Hill Path Entity shall furnish to the Company in writing such information relating to such Hill Path Entity as requested by the Company and is reasonably necessary for use in connection with the Shelf Registration Statement, prospectus or prospectus supplement (the “Required Information”).  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2.1 with respect to any Registrable Securities held by any Hill Path Entity that the Company shall have received all the applicable Required Information from such Hill Path Entity, it being understood that each Hill Path Entity shall consult as appropriate with its own counsel and advisors at its own expense in connection with the completion of Required Information.

(c)Subject to Section 2.2, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective by the Commission as soon as practicable after such filing (the “Effective Date”), and shall use its reasonable best efforts to keep the Shelf Registration Statement effective to the extent it remains eligible to use Form S-3, from the Effective Date until the earliest to occur of (i) the first date as of which all of the shares of Registrable Securities included in the Shelf Registration Statement have been sold, (ii) the first date as of which all of the shares included in the Shelf Registration Statement cease to be Registrable Securities or (iii) a period of five (5) years from the Effective Date.  The Company shall use its reasonable best efforts to remain a well-known seasoned issuer (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which the Shelf Registration Statement is effective.

(d)Following the Effective Date, provided, that the Company remains eligible to use Form S-3 or similar short-form registration statement, the Hill Path Entities shall have the right to use the Shelf Registration Statement to offer or sell all or a portion of the Registrable Securities included in the Shelf Registration Statement pursuant to Section 2.1(a) (i) in an unrestricted number of brokered transactions and (ii) Underwritten Offerings in accordance with Section 2.1(e) hereof.

(e)The Company will cooperate, as promptly as reasonably practicable and in accordance with the notice requirements set forth in Section 2.1(e)(i), in effecting an Underwritten Offering pursuant to the Shelf Registration Statement upon written request to the Company by Hill Path (the “Hill Path Notice”) with respect to any Hill Path Entity that is participating in the Shelf Registration Statement with respect to its Registrable Securities included in the Shelf Registration Statement pursuant to Section 2.1(a), provided, that the Company is not subject to any restrictions by agreement with any underwriter, initial purchaser, dealer-manager, manager or broker relating to the offer and sale of Common Stock that would prevent or delay the use or filing of any prospectus forming any part of the Shelf Registration Statement or the offer or sale of Common Stock pursuant to any applicable registration statement pursuant to an underwritten Offering, subject to the following limitations and conditions:

(i)The Hill Path Notice shall include (A) the Hill Path Entities that intend to offer and sell Registrable Securities pursuant to the Underwritten Offering; (B) the number and expected price of Registrable Securities that each Hill Path Entity intends to offer and sell in the Underwritten Offering pursuant to the Shelf Registration Statement; (C) the expected timing of an Underwritten Offering and (D) any Required Information.  The Hill Path Notice must be delivered no less than twenty (20) days prior to the first anticipated use of a prospectus for the Underwritten Offering pursuant to the Shelf Registration Statement.  The Company shall, promptly after receipt of any Hill Path Notice, give written notice of such requested Underwritten Offering pursuant to the Shelf Registration Statement to Sun Wise and any other shareholders who may now or in the future have rights to register securities for sale pursuant to such Underwritten Offering (the “Company Underwritten Offering Notice”) after which Sun Wise and any such shareholders will have fifteen (15) days to provide a written request for inclusion.  Subject to the provisions of Section 3.2, Section 3.3 and Section 3.4 below, the Company shall include in such Underwritten Offering all such securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after delivery of the Company Underwritten Offering Notice; provided that if the Hill Path Notice is received at a time when a Hill Path Entity is otherwise restricted from offering or selling Registrable Securities in accordance with Section 2.2(a) or Section 2.2(c) hereof, the Company shall effect the Underwritten Offering as promptly as reasonably practicable upon the end of the “blackout period” and Trading Blackout Period, in accordance with Section 2.2(a) and Section 2.2(c) hereof.

(ii)The Company shall not be required to effect more than four (4) Underwritten Offerings, which for the avoidance of doubt, will include any Underwritten Offerings effected pursuant to a Piggyback Registration Statement under which the Hill Path Entities were permitted to register and sold at least 50% (in the aggregate) of the Registrable Securities requested to be included in such Piggyback Registration Statement;

(iii)The Company shall not be required to effect an Underwritten Offering within ninety (90) days after the effective date of (i) a previous Underwritten Offering or (ii) a previous Piggyback Registration Statement under which the Hill Path Entities were permitted to register and sold at least 50% (in the aggregate) of the Registrable Securities requested to be included in such Piggyback Registration Statement.

Section 2.2Restrictions.

(a)The Company (x) may postpone the filing or effectiveness of the Shelf Registration Statement or the use of any prospectus forming any part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, or (y) after the Shelf Registration Statement has been filed, may suspend offers or sales of Registrable Securities pursuant to any Shelf Registration Statement and the use of any prospectus forming any part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, for a reasonable “blackout period” if (i) the Board determines that such filing or offering could materially interfere with a bona fide business, financing or business combination transaction of the Company or is reasonably likely to require premature disclosure of material non-public information, which premature disclosure could materially and adversely affect the Company, provided, that during any such period all executive officers and directors of the Company are also prohibited from selling Company Stock; or (ii) such registration would require the Company to recast its historical financial statements or prepare pro forma financial statements, acquired business financial statements or other information, with which requirements the Company is reasonably unable to comply.  The Company shall promptly give the Hill Path Entities written notice of any delay or suspension made in accordance with this Section 2.2(a).

(b)Such blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business, financing or business combination transaction, a date not later than ninety (90) days from the date such deferral commenced, (ii) in the case of a disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q or (y) the date upon which such information is otherwise disclosed, (iii) in the case of the recasting of historical financial statements, the date upon which such financial statements are filed by the Company with the Commission, provided however, the Company shall use its reasonable best efforts to file such financial statements as promptly as practicable and (iv) in the case of preparation of pro forma or acquired business financial statements, a date not later than seventy-five (75) days after the date of such acquisition. In no event shall the number of days covered by any one or more blackout periods pursuant to this Section 2.2(b) exceed one hundred and eighty (180) days in the aggregate during any rolling period of three hundred and sixty-five (365) days.

(c)Notwithstanding the foregoing, if any filing or offering referred to in Section 2.1 would occur during a Trading Blackout Period, the Company shall be permitted in its sole discretion to delay the filing or effectiveness of the Shelf Registration Statement and suspend offers or sales of Registrable Securities pursuant to the Shelf Registration Statement, and the use of the prospectus forming any part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, until such time that the Company next opens the Window Period (as defined in the company’s Securities Trading Policy) in accordance with the Company’s Securities Trading Policy (the “Securities Trading Policy”); provided, that, notwithstanding anything herein to the contrary, the Company shall have no less than two (2) periods per fiscal year of no less than fourteen (14) consecutive days per period (each, an “Open Period”) during which, subject to Section 2.1 hereof, (i) the Shelf Registration Statement may become or be declared effective by the Commission, (ii) the Shelf Registration Statement is and remains effective and (iii) the Hill Path Entities may use any prospectus forming any part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, to effectuate offers and sales of Registrable Securities.  Such Open Periods shall occur at least two times within a calendar year and be separated by a period of at least 180 days within such calendar year.  The Company shall promptly give the Hill Path Entities written notice of any delay or suspension made in accordance with this Section 2.2(c).

(d)If Registrable Securities included in the Shelf Registration Statement are not previously sold thereunder, each Hill Path Entity agrees that upon such Hill Path Entity’s receipt of a written certification from the Company notifying such Hill Path Entity of such suspension, it will immediately discontinue the sale of any Registrable Securities pursuant to the Shelf Registration Statement or otherwise and the use of the prospectus forming any part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, until such Hill Path Entity has received copies of the supplemented or amended prospectus or until such Hill Path Entity is advised in writing that the use of the prospectus forming a part of the Shelf Registration Statement, including in connection with any Underwritten Offering thereunder, may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus.

Payment of Expenses for Underwritten Offerings

.  The Company will pay all Registration Expenses (as defined in Section 6.1 below) for up to two (2) Underwritten Offerings permitted under Section 2.1; provided, however, that if a Hill Path Entity requests more than two (2) Underwritten Offerings in accordance with Section 2.1 (including any Underwritten Offering forfeited by the Hill Path Entity in accordance with this Section 2.3 and Section 6.1), the Hill Path Entities will pay, in connection with such additional Underwritten Offerings, (i) all Registration Expenses; (ii) any underwriting discounts, commissions, transfer taxes and underwriter fees and disbursements (in connection with an Underwritten Offerings) relating to the Registrable Securities; and (iii) the expenses and fees for listing the securities to be registered on each securities exchange.  A registration will not count as an Underwritten Offering until the registration statement has become effective and the prospectus supplement for such offer has been filed with the Commission; provided, however, that if a Hill Path Entity fails to reimburse the Company for reasonable and documented Registration Expenses with respect to a withdrawn Underwritten Offering in accordance with Section 6.1, the Hill Path Entity shall forfeit such withdrawn Underwritten Offering.

Selection of Agents

.  In connection with offers or sales of the Registrable Securities pursuant to the Shelf Registration Statement, other than Underwritten Offerings, the Hill Path Entities shall have the right to select agents or brokers to administer the offering; provided, that the Company is not obligated to obtain opinions, comfort letters, or perform any action that would result in any cost or expense to be incurred by the Company.  With respect to any Underwritten Offering pursuant to the Shelf Registration Statement, Hill Path shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

Additional Rights

.  The Company represents that, as of the date of this Agreement, it will have no obligation to any Person (other than the Hill Path Entities and Sun Wise and any transferee to whom Sun Wise has transferred securities in accordance with that certain Stockholders Agreement, dated as of March 24, 2017 among the Company, Sun Wise and certain other Persons (the “Sun Wise Stockholders Agreement”) to register any of its securities, and agrees that it shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Hill Path Entities in this Agreement or grant any additional registration rights to any person or with respect to any securities that are not Registrable Securities that adversely affect the priorities of the Hill Path Entities pursuant to this Agreement.

Article III
PIGGYBACK REGISTRATIONS

Right to Piggyback

.  Subject to the terms of this Agreement, the Cooperation Agreement and the Sun Wise RRA, at any time following the date hereof, provided, that Hill Path has not submitted any nominations for the election of directors at the Company’s 2018 Annual Meeting of Stockholders in accordance with the Company’s advance notice period as set forth in the Company’s Second Amended and Restated Bylaws, whenever the Company proposes to register the issuance or sale of any of its Common Stock under the Securities Act for its own account or otherwise, and the registration form to be used may be used for the registration of the resale of Registrable Securities (each, a “Piggyback Registration”) (except for the registrations on Form S-8 or Form S-4 or any successor form thereto) (a “Piggyback Registration Statement”), the Company will give written notice, at least five (5) days prior to the proposed filing of such registration statement, to Hill Path of its intention to effect such a registration and will use reasonable best efforts to include in such registration all Registrable Securities (in accordance with the priorities set forth in Section 3.2, Section 3.3 and Section 3.4 below) with respect to which the Company has received written requests for inclusion specifying the number of Registrable Securities desired to be registered by the Hill Path Entities, which request shall be delivered within two (2) days after the delivery of the Company’s notice.  The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration Statement at any time in its sole discretion.

Priority on Primary Registrations

.  If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in the registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered, or the market for the securities offered, then the managing underwriter and the Company may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in such registration and underwriting shall include: (i) first, any securities that the Company proposes to sell; (ii) second, any securities requested to be included by Sun Wise (or any transferee to whom Sun Wise has transferred securities in accordance with the Sun Wise Stockholders Agreement and to whom registration rights are assigned pursuant to and in accordance with the Sun Wise Stockholders Agreement); (iii) third, any Registrable Securities requested to be included in such registration by any of the Hill Path Entities; and (iv) fourth, other securities, if any, requested to be included in such registration to be allocated pro rata among the holders thereof.

Priority on Secondary Registrations

Initiated Other than by the Hill Path Entities.  If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities other than any of the Hill Path Entities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered, or the market for the securities offered, the Company will include in such registration: (i) first, the Common Stock requested to be included therein by the Person (other than any of the Hill Path Entities) requesting such registration; (ii) second, any securities requested to be included by Sun Wise (or any transferee to whom Sun Wise has transferred registrable securities in accordance with the Sun Wise Stockholders Agreement and to whom registration rights are assigned pursuant to and in accordance with the Sun Wise Stockholders Agreement); (iii) third, any Registrable Securities requested to be included in such registration by any of the Hill Path Entities; and (iv) fourth, other securities, if any, requested to be included in such registration to be allocated pro rata among the holders thereof.

Priority on Secondary Registrations

Initiated by the Hill Path Entities.  If a Piggyback Registration is an Underwritten Offering on behalf of any of the Hill Path Entities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the Underwritten Offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered, or the market for the securities offered, the Company will include in such registration: (i) first, the Common Stock requested to be included therein by any of the Hill Path Entities requesting such registration; (ii) second, any securities requested to be included by Sun Wise (or any transferee to whom Sun Wise has transferred securities in accordance with the Sun Wise Stockholders Agreement and to whom registration rights are assigned pursuant to and in accordance with the Sun Wise Stockholders Agreement); and (iii) third, other securities, if any, requested to be included in such registration to be allocated pro rata among the holders thereof.

Selection of Underwriters

.  In connection with any underwritten Piggyback Registration initiated by the Company, the Company shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.  In connection with any underwritten secondary Piggyback Registration, the Person initiating the Piggyback Registration shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

Article IV

ADDITIONAL AGREEMENTS

Holders’ Agreements

.  To the extent not inconsistent with applicable law, each of the Hill Path Entities agrees that upon request of the underwriters managing any Underwritten Offering or Piggyback Registration pursuant to which any of the Hill Path Entities register Registrable Securities, each Hill Path Entity will (i) not offer, sell, contract to sell, loan, grant any option to purchase, make any short sale or otherwise dispose of, hedge or transfer any of the economic interest in (or offer, agree or commit to do any of the foregoing) any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired by such Hill Path Entity, owned directly (including holding as a custodian) or with respect to which such holder has beneficial ownership within the rules and regulations of the Commission (other than those included by such holder in the offering in question, if any) without the prior written consent of such underwriters, for up to seven (7) days prior to, and during the ninety (90) day period following, the effective date of the registration statement for such Piggyback Registration or with respect to an Underwritten Offering or Piggyback Registration, the prospectus supplement for such offer has been filed with the Commission, and (ii) enter into and be bound by such form of agreement with respect to the foregoing as such managing underwriter may reasonably request; provided that each executive officer and director of the Company also agrees to substantially similar restrictions.

Article V

REGISTRATION PROCEDURES

Company Obligations

.  At any time when the Company is required to file the Shelf Registration Statement or prospectus or amendment thereto in connection with the Registrable Securities, the Company shall:

(a)as expeditiously as reasonably practical, prepare and, as soon as practicable, subject to Section 2.2, file with the Commission a Shelf Registration Statement with respect to the resale of such Registrable Securities and use its reasonable best efforts to cause the Shelf Registration Statement to become effective (provided that before filing the Shelf Registration Statement or prospectus, or amendment or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to one counsel designated by Hill Path and to the extent practicable under the circumstances, provide such counsel an opportunity to comment on any information pertaining to the holders of Registrable Securities covered by the Shelf Registration Statement or prospectus, or amendment or supplement thereto contained therein; and the Company shall consider in good faith any corrections reasonably requested by such counsel with respect to such information);

(b)Subject to Section 2.2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective the period set forth in Section 2.1(c) hereof;

(c)in connection with any filing of the Shelf Registration Statement or prospectus or amendment or supplement thereto, cause such document (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) to not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)furnish to each seller and underwriter of Registrable Securities, without charge, such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus(es) included in the Shelf Registration Statement (including each preliminary prospectus and summary prospectus) and such other documents as such seller or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)use its commercially reasonable efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as Hill Path or an underwriter reasonably requests, keep each such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself or any of its Affiliates to taxation in any material respect in any such jurisdiction in which it is not subject to taxation);

(f)promptly notify each seller and underwriter of Registrable Securities and confirm in writing, when the Shelf Registration Statement has become effective and when any post‑effective amendments and supplements thereto become effective;

(g)promptly notify each seller and underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Shelf Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2.2, prepare and deliver a supplement or amendment to such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)use commercially reasonable efforts to cause all Registrable Securities included in the Shelf Registration Statement to be listed on each securities exchange on which the same or similar securities issued by the Company are then listed or if no such securities are then listed, on a national securities exchange selected by the Company;

(i)provide a transfer agent, registrar and CUSIP number for all Registrable Securities included in the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement;

(j)enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in an Underwritten Offering pursuant to the Shelf Registration Statement;

(k)use commercially reasonable efforts to cooperate with each seller and the underwriter or managing underwriter, if any in an Underwritten Offering pursuant to the Shelf Registration Statement, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be registered in such names as each seller or the underwriter or managing underwriter, if any, may reasonably request at least three (3) business days prior to any sale of Registrable Securities;

(l)subject to confidentiality agreements in form and substance acceptable to the Company, make available for inspection, at such place and in such manner as determined by the Company in its sole discretion, by any seller of Registrable Securities, any underwriter participating in an Underwritten Offering pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with an Underwritten Offering pursuant to the Shelf Registration Statement, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with an Underwritten Offering pursuant to the Shelf Registration Statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration;

(m)advise each seller and underwriter of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(n)make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(o)cooperate and assist in any filing required to be made with the Financial Industry Regulatory Authority (FINRA);

(p)obtain for delivery to any underwriter of Registrable Securities an opinion or opinions of counsel for the Company in customary form; and

(q)at the request of any seller of Registrable Securities in connection with an Underwritten Offering pursuant to the Shelf Registration Statement, furnish on the date or dates provided for in the underwriting agreement a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such accountants, underwriters and sellers may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are an independent registered public accounting firm within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the Shelf Registration Statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

Article VI

REGISTRATION EXPENSES

The Company’s Expenses

.  Subject to Section 2.3, the Company will pay all reasonable expenses incident to the Company’s performance of or compliance with this Agreement, including: all registration and filing fees; fees and expenses of compliance with securities or blue sky laws; fees and expenses incurred in connection with FINRA and rating agencies; printing expenses; messenger and delivery expenses; and fees and disbursements of counsel for the Company; fees and disbursements of the Company’s registered public accounting firm (including with respect to “comfort letters”) in connection with the Shelf Registration Statement; all reasonable and documented fees and disbursements of one counsel for the Hill Path Entities, as selected by Hill Path, in connection with the Shelf Registration Statement; reasonable fees and disbursements of all other Persons retained by the Company; the expenses and fees for listing the securities to be registered on each securities exchange and any other fees and disbursements customarily paid by issuers of securities (all such expenses being herein called “Registration Expenses”); provided, however, that, as between the Company and the Hill Path Entity, underwriting discounts, commissions and transfer taxes relating to the Registrable Securities will be borne by the Hill Path Entities. Notwithstanding the foregoing, if a request for an Underwritten Offering for which the Company is obligated to pay all Registration Expenses pursuant to Section 2.3 and this Section 6.1 is subsequently withdrawn at the request of a Hill Path Entity, the Hill Path Entities shall forfeit such Underwritten Offering unless the Hill Path Entities pay (or reimburse the Company) for all reasonable and documented Registration Expenses with respect to such Underwritten Offering.

In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Company.

Article VII

INDEMNIFICATION

By the Company

.  The Company shall indemnify, to the fullest extent permitted by law, the Hill Path Entities and, as applicable, each of its trustees, stockholders, members, directors, managers, partners, officers and employees, and each Person who controls such holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys’ fees and expenses) or actions or proceedings in respect thereof (whether or not such indemnified Person is a party thereto) arising out of or based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference) (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any of the Hill Path Entities expressly for use therein or by their failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished the Hill Path Entities with a sufficient number of copies of the same.  In connection with an Underwritten Offering pursuant to the Shelf Registration Statement, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Hill Path Entities.  The payments required by this Section 7.1 will be made promptly during the course of the investigation or defense, as and when bills are received or expenses incurred.

By Each Holder of Registrable Securities

.  Each Hill Path Entity, to the fullest extent permitted by law, will indemnify the Company and, as applicable, each of its directors, employees and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information furnished in writing by such holder for the purpose of inclusion in the Shelf Registration Statement, including, without limitation, the Required Information; provided, however, that the obligation to indemnify will be several, not joint and several, among the Hill Path Entities and the liability of each such Hill Path Entity will be in proportion to and limited to the net amount received by such Hill Path Entity from the sale of Registrable Securities pursuant to the Shelf Registration Statement, unless such loss, claim, damage, liability or expense resulted from the applicable Hill Path Entity’s intentionally fraudulent conduct.

Procedure

.  Each party entitled to indemnification under this Article VII (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that the counsel for the Indemnifying Party who is to conduct the defense of such claim or litigation is reasonably satisfactory to the Indemnified Party (whose approval shall not be unreasonably withheld or delayed).  The Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party’s counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (excluding one local counsel per jurisdiction as necessary) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances.  The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.  The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article VII except and only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (i) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or (ii) that includes an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Survival

.  The indemnification (and contribution provisions in Article VIII below) provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

Article VIII

CONTRIBUTION

Contribution

.  If the indemnification provided for in Article VII from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any costs, fines, penalties, losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such costs, fines, penalties, losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and Indemnified Parties, on the other hand, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the costs, fines, penalties, losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Article VII, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  Notwithstanding this Article VIII, a Hill Path Entity shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by the Hill Path Entities in the aggregate exceeds   the amount of any damages which the indemnifying Hill Path Entity has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such payments, unless such loss, claim, damage, liability or expense in respect of which contribution is required resulted from the applicable Hill Path Entity’s intentionally fraudulent conduct.

Equitable Considerations; Etc

.  The Company and the Hill Path Entities agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Article IX

COMPLIANCE WITH RULE 144 AND RULE 144A

Compliance with Rule 144 and Rule 144A

.  For so long as the Company is subject to the reporting requirements of Section 13 or 15 (d) of the Exchange Act, the Company shall take such measures and file such information, documents and reports as shall be required by the Commission as a condition to the availability of Rule 144 or Rule 144A (or any successor provisions) under the Securities Act.

Article X

PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

Participation in Underwritten Registrations

.  No Hill Path Entity may participate in an Underwritten Offering unless such Hill Path Entity (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, lock up agreements and other documents reasonably required under the terms of such underwriting arrangements.

Article XI

MISCELLANEOUS

Amendments and Waivers

.  Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.  Any amendment, modification, supplement or restatement of this Agreement must be effected by written agreement of the party against whom such waiver is to be effective.  No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  Any amendment, modification, supplement or restatement or waiver effected in accordance with this paragraph shall be binding upon the Hill Path Entities and the Company as provided herein.

Successors and Assigns

.  Neither the Company nor any of the Hill Path Entities shall assign all or any part of this Agreement without the prior written consent of the Company or any Hill Path Entity, as the case may be, provided, however, that any Hill Path Entity may assign its rights and obligations under this Agreement in whole or in part to a Permitted Transferee to which Registrable Securities are transferred pursuant to, and subject to the conditions set forth in, the Cooperation Agreement, provided that such assignee executes and delivers to the Company a counterpart to this Agreement whereby it agrees to be bound by the terms of this Agreement.  Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

Descriptive Headings

.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

Notices

.  Any notice or communication by the Company or the Hill Path Entities is duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission or overnight air courier guaranteeing next day delivery, to the recipient’s address:

If to the Company:

9205 South Park Center Loop, Suite 400
Orlando, Florida 32819
Facsimile No.: (407) 226-5039
Attention: General Counsel

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Facsimile No.: (212) 225-2409
Attention: Christopher E. Austin
Pamela L. Marcogliese

If to the Hill Path Entities:

Hill Path Capital LP
150 East 58th Street, 32nd Floor
New York, NY 10155
Attention: Scott I. Ross
Email: ross@hillpathcap.com
Facsimile: (646) 619-4844

with a copy (not constituting notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
Bank of America Tower
New York, NY 10036
Attention: Adam K. Weinstein
Email: aweinstein@akingump.com
Facsimile: (212) 873-1002

and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Steve Wolosky
Email: SWolosky@olshanlaw.com
Facsimile: (212) 451-2222

The Company or any of the Hill Path Entities, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications.  All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.  If a notice or communication is mailed, transmitted or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

GOVERNING LAW; MUTUAL WAIVER OF JURY TRIAL

.  Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware and the federal and other state courts sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than such federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, and (d) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in Section 11.4 hereof or as otherwise provided by applicable law.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO ANY CONFLICT OR CHOICE OF LAW PRINCIPLES THAT MAY RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREE THAT ANY SUCH LEGAL PROCEEDING WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Reproduction of Documents

.  This Agreement and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any arbitral, judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Remedies

.  Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages.  Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Further Assurances

.  Each of the parties hereto will, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes and intent of this Agreement.

No Presumption Against Drafter

.  Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement.  In the event there arises any ambiguity or question or intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

Severability

.  If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.  Upon such determination that any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Entire Agreement

.  This Agreement, together with the Cooperation Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and shall supersede all prior agreements and understandings (whether written or oral) between the Company and the Hill Path Entities, or any of them, with respect to the subject matter hereof.

Execution in Counterparts

.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

Effectiveness

.  This Agreement shall become effective automatically on the date on which this Agreement is executed, without further action by any party.

No Third Party Beneficiaries

.  Except as provided in Article V and Article VIII nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Waiver of Certain Damages

.  To the extent permitted by applicable law, each party hereto agrees not to assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the transactions contemplated hereby.

Confidentiality

.  The Hill Path Entities agree that all material non-public information provided pursuant to or in accordance with the terms of this Agreement (which may include, solely by way of illustration, records, information or documents provided to the Hill Path Entities and any other person in accordance with and subject to Section 5.1(k) hereto, the fact that the filing of the Shelf Registration Statement or an Underwritten Offering is pending, the number of Company securities or the identity of the selling holders to be included in the Shelf Registration Statement or an Underwritten Offering, or the fact that a “blackout period” or Trading Blackout Period is in effect or that the Company has otherwise delayed the filing or effectiveness of the Shelf Registration Statement or suspended offers or sales of Registrable Securities pursuant to the Shelf Registration Statement and the use of the prospectus forming any part of the Shelf Registration Statement, including in connection with an Underwritten Offering) shall be kept confidential by the Person to whom such information is provided, until such time as such information becomes public other than through violation of this provision.  Notwithstanding the foregoing, the Hill Path Entities may disclose the information (i) if required to do so by any law, rule, regulation, order, decree or subpoena of any governmental agency or authority or court, (ii) that (A) is at the time of disclosure or thereafter becomes generally available to the public other than as a result of a disclosure by the Hill Path Entity; (B) was, prior to receipt of such information from the Company, already in the possession of the Hill Path Entity, provided that the source of such information was, to such entity’s knowledge after reasonable inquiry, not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company; or (C) becomes available to a Hill Path Entity on a non-confidential basis from a source (other than the Company, a Company Affiliate or the Company’s or its Affiliates’ representatives authorized to provide such information) that is, to such entity’s knowledge after reasonable inquiry, not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, and is not, to such entity’s knowledge after reasonable inquiry, under an obligation to the Company not to transmit the information to such person; or (D) was independently developed by the Hill Path Entity without reference to or use of any material non-public information and without violation of this Section 11.16.

Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

THE COMPANY

SEAWORLD ENTERTAINMENT, INC.

By:
Name:

Title:

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

[Hill Path Entity]

By:

Name:

Title: